Dreyfus
100% U.S. Treasury
Money Market Fund
Semi-Annual
Report

June 30, 1998

Dreyfus 100% U.S. Treasury Money Market Fund
------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report the performance for the Dreyfus 100% U.S. Treasury Money Market Fund for the six-month period ended June 30, 1998. Your Fund produced an annualized yield of 4.61% and, after taking into account the effect of compounding, the annualized effective yield was 4.71%.*

The Economy and Market Environment

   A major influence on the money market in the past few months has been increased evidence of a slowdown in general economic activity. Overall, the economy appears to be healthy, the job market has been strong, consumers seem to be in a constructive frame of mind and inflation has remained at bay. However, the fast pace of expansion that prevailed earlier in the year has clearly cooled.

   The problems in Japan and Southeast Asia are finally having some repercussions in this country. Demand for our exports from that part of the world has declined sharply. Furthermore, the flight to the dollar which has resulted from the Asian problems has made the U.S. dollar very expensive for those trading partners.

   Lately, the virtual shutdown of U.S. production at General Motors plants, due to the UAW strike in Flint, Michigan, has been another factor reducing the pace of the economy.

   Although growth in corporate profits has slowed in many sectors during the past year, consensus estimates of future profit growth continue to be cut. Profit margins had already begun to shrink under the weight of rising labor costs, making companies' reported profits increasingly dependent on growth of sales. Overall profits could thus prove quite vulnerable to a period of significantly slower economic growth.

   In view of this cooling trend, it has come as no surprise that the Federal Reserve Board, though still watchful for signs of wage inflation, has not taken any recent action to raise interest rates.

   Thus, the money market is feeling the effects of economic cross-currents. Factors tending to restrain interest rates include the demand for U.S. instruments from foreign investors seeking a "safe haven" as well as the prospect of the U.S. Government running a budget surplus, thus reducing the need for Treasury borrowing. Yet, we believe that the continuing economic expansion, albeit at a slower rate, helped to keep money market rates from going lower than they did during the reporting period.

Portfolio Focus

   In this market environment, we maintained an average maturity in the Portfolio somewhat longer than our peer group in order an effort to enhance yield during the reporting period. Of course, we will look to vary our approach should new factors in the market make this desirable.

                                     Sincerely,

                                     /s/ Patricia A. Larkin

                                     Patricia A. Larkin
                                     Senior Portfolio Manager

July 15, 1998
New York, N.Y.

* Annualized effective yield is based upon dividends declared daily and reinvested monthly.

               Dreyfus 100% U.S. Treasury Money Market Fund
------------------------------------------------------------------------------
Statement of Investments                             June 30, 1998 (Unaudited)



                                                                       Annualized
                                                                        Yield on
                                                                         Date of     Principal
U.S. Treasury Bills--9.1%                                                Purchase      Amount           Value
------------------------------------------------------------------     -----------  ------------    ---------------
   7/23/98........................................................        5.49%     $ 33,056,000    $    32,950,769
   8/20/98........................................................        5.54        10,667,000         10,589,104
   9/17/98........................................................        5.40        26,339,000         26,045,097
   10/22/98.......................................................        5.22         1,397,000          1,374,636
   11/12/98.......................................................        5.61        16,897,000         16,561,773
   12/17/98.......................................................        5.26           763,000            744,625
   2/4/99.........................................................        5.44         1,402,000          1,358,129
   5/27/99........................................................        5.40         8,724,000          8,314,554
   6/24/99........................................................        5.36           909,000            862,988
                                                                                                    ---------------
TOTAL U.S. TREASURY BILLS (cost $98,801,675)......................                                  $    98,801,675
                                                                                                    ===============


U.S. Treasury Notes--89.0%
------------------------------------------------------------------
   8.25%, 7/15/98.................................................        5.26%     $ 72,400,000    $    72,477,648
   5.25%, 7/31/98.................................................        5.05        19,072,000         19,073,397
   6.25%, 7/31/98.................................................        5.03       101,925,000        102,017,012
   5.875%, 8/15/98................................................        5.15       145,000,000        145,092,322
   9.25%, 8/15/98.................................................        5.04        50,000,000         50,240,420
   4.75%, 8/31/98.................................................        5.11       100,000,000         99,910,258
   6.125%, 8/31/98................................................        5.19       114,250,000        114,391,681
   4.75%, 9/30/98.................................................        5.28        25,000,000         24,960,718
   6%, 9/30/98....................................................        5.47        60,000,000         60,063,358
   5.875%, 10/31/98...............................................        5.33       223,325,000        223,562,725
   5.875%, 2/28/99................................................        5.48        30,207,000         30,267,483
   6.375%, 7/15/99................................................        5.25        25,000,000         25,207,886
                                                                                                    ---------------

TOTAL U.S. TREASURY NOTES (cost $967,264,908).....................                                  $   967,264,908
                                                                                                    ===============

TOTAL INVESTMENTS (cost $1,066,066,583).................     98.1%                                  $ 1,066,066,583
                                                           =======                                  ===============

CASH AND RECEIVABLES (NET)...............................     1.9%                                  $    20,497,826
                                                           =======                                  ===============

NET ASSETS...............................................   100.0%                                  $ 1,086,564,409
                                                           =======                                  ===============


                       See notes to financial statements.

Dreyfus 100% U.S. Treasury Money Market Fund
------------------------------------------------------------------------------
Statement of Assets and Liabilities                  June 30, 1998 (Unaudited)



                                                                                     Cost             Value
                                                                                --------------    --------------
ASSETS:         Investments in securities--See Statement of Investments         $1,066,066,583    $1,066,066,583
                Cash.............................................                                      1,653,820
                Interest receivable..............................                                     19,416,118
                Prepaid expenses and other assets................                                        169,306
                                                                                                  --------------
                                                                                                   1,087,305,827
                                                                                                  --------------

LIABILITIES:    Due to The Dreyfus Corporation and affiliates....                                        600,392
                Accrued expenses.................................                                        141,026
                                                                                                  --------------
                                                                                                         741,418
                                                                                                  --------------

NET ASSETS.......................................................                                 $1,086,564,409
                                                                                                  ==============

REPRESENTED BY:  Paid-in capital.................................                                 $1,086,776,232

                Accumulated net realized gain (loss) on investments                                     (211,823)
                                                                                                  --------------

NET ASSETS.......................................................                                 $1,086,564,409
                                                                                                  ==============

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest
  authorized)....................................................                                  1,086,487,458

NET ASSET VALUE, offering and redemption price per share.........                                          $1.00
                                                                                                           =====

                       See notes to financial statements.

Dreyfus 100% U.S. Treasury Money Market Fund
------------------------------------------------------------------------------
Statement of Operations             Six Months Ended June 30, 1998 (Unaudited)

INVESTMENT INCOME

INCOME                        Interest Income............................                                         $29,925,113

EXPENSES:                     Management fee--Note 2(a)..................                  $ 2,783,455
                              Shareholder servicing costs--Note 2(b).....                    1,303,033
                              Custodian fees.............................                       46,457
                              Trustees' fees and expenses--Note 2(c).....                       33,453
                              Registration fees..........................                       32,896
                              Prospectus and shareholders' reports.......                       20,846
                              Professional fees..........................                       17,358
                              Miscellaneous..............................                        7,836
                                                                                           -----------
                                   Total Expenses........................                                           4,245,334
                                                                                                                  -----------

INVESTMENT INCOME--NET...................................................                                          25,679,779

NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b).......................                                             (19,245)
                                                                                                                  -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                         $25,660,534
                                                                                                                  -----------
                                                                                                                  -----------

                       See notes to financial statements.

Dreyfus 100% U.S. Treasury Money Market Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets
                                                                               Six Months Ended
                                                                                 June 30, 1998       Year Ended
                                                                                  (Unaudited)     December 31, 1997
                                                                               -----------------  -----------------
OPERATIONS:
   Investment income--net.................................................       $   25,679,779    $   55,924,827
   Net realized gain (loss) on investments................................              (19,245)          (14,055)
                                                                                 --------------    --------------

      Net Increase (Decrease) in Net Assets Resulting from Operations.....           25,660,534        55,910,772
                                                                                 --------------    --------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net.................................................          (25,679,779)      (55,924,827)
                                                                                 --------------    --------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
   Net proceeds from shares sold..........................................          553,668,050     2,196,547,255
   Dividends reinvested ..................................................           24,256,855        52,673,880
   Cost of shares redeemed................................................         (695,288,980)   (2,332,113,265)
                                                                                 --------------    --------------

      Increase (Decrease) in Net Assets from Beneficial Interest
        Transactions......................................................         (117,364,075)      (82,892,130)
                                                                                 --------------    --------------

         Total Increase (Decrease) in Net Assets..........................         (117,383,320)      (82,906,185)

NET ASSETS:
   Beginning of Period....................................................        1,203,947,729     1,286,853,914
                                                                                 --------------    --------------
   End of Period..........................................................       $1,086,564,409    $1,203,947,729
                                                                                 --------------    --------------
                                                                                 --------------    --------------


                       See notes to financial statements.

Dreyfus 100% U.S. Treasury Money Market Fund
------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated.
This information has been derived from the Fund's financial statements.


                                               Six Months Ended                 Year Ended December 31,
                                                 June 30, 1998    -------------------------------------------------
PER SHARE DATA:                                   (Unaudited)     1997       1996       1995       1994       1993
                                               ----------------   -----      -----      -----      -----      -----
   Net asset value, beginning of period.......       $1.00        $1.00      $1.00      $1.00      $1.00      $1.00
                                                     -----        -----      -----      -----      -----      -----
   Investment Operations:
   Investment income--net.....................        .023         .046       .046       .051       .033       .025
                                                     -----        -----      -----      -----      -----      -----
   Distributions:
   Dividends from investment income--net......       (.023)       (.046)     (.046)     (.051)     (.033)     (.025)
                                                     -----        -----      -----      -----      -----      -----
   Net asset value, end of period.............       $1.00        $1.00      $1.00      $1.00      $1.00      $1.00
                                                     -----        -----      -----      -----      -----      -----
                                                     -----        -----      -----      -----      -----      -----
TOTAL INVESTMENT RETURN.......................        4.66%*       4.74%      4.67%      5.19%      3.38%      2.56%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets....         .76%*        .71%       .73%       .69%       .71%       .65%
   Ratio of net investment income to average
      net assets..............................        4.61%*       4.64%      4.55%      5.09%      3.29%      2.53%
   Decrease reflected in above expense ratios
      due to undertakings by the Manager......         --           --         --         --         --         .02%
   Net Assets, end of period (000's Omitted)..  $1,086,564   $1,203,948 $1,286,854 $1,310,691 $1,450,739 $1,917,929

----------
*  Annualized.

                       See notes to financial statements.

Dreyfus 100% U.S. Treasury Money Market Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus 100% U.S. Treasury Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity by investing in obligations of the U.S. Treasury that provide interest income exempt from state and local income taxes. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custodian agreement, the Fund received net earnings credits of $13,119 during the period ended June 30, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

   (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that the net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $189,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1997. If not applied, $13,000 of the carryover expires in fiscal 2003, $153,000 expires in fiscal 2004 and $23,000 expires in fiscal 2005.

   At June 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus 100% U.S. Treasury Money Market Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly.

   (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 1998, the Fund was charged $922,440 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended June 30, 1998, the Fund was charged $250,241 pursuant to the transfer agency agreement.

   (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.

Dreyfus 100% U.S. Treasury
Money Market Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                      071SA986